SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:                 November 9, 2006
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                       (Date of earliest event reported)

                               Select Asset Inc.
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              (Exact Name of Registrant as Specified in Charter)

     Delaware                       04-379404                       13-4029392
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(State of Incorporation)           (Commission                (I.R.S. Employer
                                   File Number)             Identification No.)

         745 Seventh Avenue
         New York, New York                                     10019
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(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's Telephone Number, including area code (212) 526-7000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
         (17 CFR 240.14a-12(b))

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))



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Section 8--Other Events

Item 8.01.    Other Events

         On November 9, 2006, Select Asset Inc. ("SAI"), as depositor and U.S. Bank National Association, as trustee (the "Trustee"), entered into a Standard Terms for Trust Agreements (the "Standard Terms"). The Standard Terms constitutes a general framework for the issuance of trust certificates and will be supplemented for each offering of trust certificates by a Series Supplement, to be entered among SAI and the Trustee.



Section 9--Financial Statements and Exhibits

Item 9.01.    Financial Statements and Exhibits

(a)   Financial Statements of Businesses Acquired - Not Applicable

(b)   Pro Forma Financial Information - Not Applicable

(c)   Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.           Description

    4.5.1 Standard Terms for Trust Agreements, dated as of November 9, 2006, between Select Asset Inc., as Depositor, and U.S. Bank National Association, as Trustee.

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SELECT ASSET INC.


                                     By: /s/ Charles M. Weaver
                                         ---------------------
                                     Name:  Charles M. Weaver
                                     Title: Vice President

November 9, 2006



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INDEX TO EXHIBITS
    Exhibit No.                      Description

       4.5.1          Standard Terms for Trust Agreements, dated as of
                      November 9, 2006, between Select Asset Inc, as Depositor, and U.S. Bank National Association, as Trustee.